UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2015

Blue Buffalo Pet Products, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11 River Road
Wilton, CT 06897
(Address of Principal Executive Offices) (Zip Code)
(203) 762-9751
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 10, 2015, Blue Buffalo Company, Ltd. (“BBC”), a wholly owned subsidiary of Blue Buffalo Pet Products, Inc., entered into a settlement agreement (the “Settlement Agreement”) with respect to previously disclosed consumer class action lawsuits filed against BBC and consolidated in the United States District Court for the Eastern District of Missouri (the “Court”). The Settlement Agreement remains subject to preliminary and final Court approval. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1, and incorporated herein by reference
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Blue Buffalo Pet Products, Inc. dated December 10, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLUE BUFFALO PET PRODUCTS, INC.
By:    /s/ Kurt T. Schmidt
Name: Kurt T. Schmidt
Title:    Chief Executive Officer
Date: December 10, 2015

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Blue Buffalo Pet Products, Inc. dated December 10, 2015.